UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

THE TORO COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of principal executive offices)		(Zip Code)

(952) 888-8801

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1—Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On March 30, 2020, The Toro Company (“TTC”) entered into a term loan credit agreement with certain lenders, Bank of America, N.A., as administrative agent, and U.S. Bank National Association, as syndication agent (the “Term Loan”). The Term Loan provides for an aggregate credit commitment of up to $190 million to TTC pursuant to a three-year unsecured term loan credit facility. TTC entered into the Term Loan (i) to refinance certain of its outstanding borrowings incurred in connection with TTC’s acquisition of Venture Products, Inc. that was completed on March 2, 2020 and borrowed under its revolving credit agreement dated as of June 19, 2018, with certain lenders, Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer, and Wells Fargo Bank, National Association, as syndication agent and (ii) as a precautionary measure in order to increase its liquidity and preserve financial flexibility in light of the current uncertainty in the global financial and commercial markets as a result of the coronavirus (“COVID-19”) pandemic (the “Borrowing Purpose”).

At the option of TTC, the Term Loan will bear interest at a variable rate generally based on LIBOR or an alternative variable rate based on the highest of the Bank of America prime rate, the federal funds rate or a rate generally based on LIBOR, in each case depending on the leverage ratio (as measured quarterly and defined as the ratio of (a) total indebtedness to (b) consolidated EBIT (earnings before interest and taxes) plus depreciation and amortization expense) and debt rating of TTC, each as identified in the Term Loan. Interest is payable quarterly in arrears.  Beginning with the last business day of March 2021, TTC will make quarterly amortization payments on the Term Loan equal to (a) 5.0% for the first four payments and (b) 7.50% thereafter, in each case, of the aggregate principal amount of the Term Loan.

The Term Loan contains customary covenants regarding TTC and its subsidiaries, including, without limitation: financial covenants, such as the maintenance of minimum interest coverage and maximum leverage ratios; and negative covenants, which, among other things, limit dividends, disposition of assets, consolidations and mergers, liens and other matters customarily restricted in such agreements. Most of these restrictions are subject to certain minimum thresholds and exceptions. The Term Loan also contains customary events of default, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and insolvency proceedings, cross-defaults to certain other agreements, and change of control.

BofA Securities, Inc. served as lead arranger and bookrunner for the Term Loan, for which they each received customary compensation. In addition, the Administrative Agent, the Syndication Agent and certain of the other lenders and their respective affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for TTC and its subsidiaries, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description of the Term Loan is a summary of the material terms of the Term Loan, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Term Loan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 2—Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2020, TTC borrowed the full $190 million of available borrowings under the Term Loan to use for the Borrowing Purpose.  The information described above under “Section 1 – Registrant’s Business and Operations – Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Section 7—Regulation FD

Item 7.01Regulation FD Disclosure

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by TTC on March 30, 2020 regarding the Term Loan, business update on the actions TTC is taking as a result of the COVID-19 pandemic and the withdrawal of its fiscal 2020 second quarter and full year guidance provided in its Current Report on Form 8-K and its Quarterly Report on Form 10-Q, each filed on March 5, 2020.  Further updates will be provided in TTC’s fiscal 2020 second quarter earnings announcement and conference call expected to be held on June 4, 2020.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by TTC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 8—Other Events

Item 8.01 Other Events.

In light of the COVID-19 pandemic, TTC is supplementing the risk factors described in Part I, Item 1A of TTC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2020, each as filed with the Securities and Exchange Commission on December 20, 2019 and March 5, 2020, respectively.

The extent to which the novel coronavirus (“COVID-19”) pandemic will adversely impact our business, financial condition and operating results is highly uncertain and cannot be predicted but could be material.

The COVID-19 pandemic has created significant worldwide volatility, uncertainty and disruption.  In particular, the COVID-19 pandemic has resulted in a substantial curtailment of business activities, a significant number of business closures, slowdowns, suspensions or delays of production and commercial activity, and weakened economic conditions, both in the United States and many foreign countries.  As such, the COVID-19 pandemic has directly and indirectly adversely impacted TTC and such adverse impact will likely continue.  However, the extent to which the COVID-19 pandemic will ultimately adversely impact TTC’s business, financial condition and operating results, which could be material, will depend on numerous evolving factors that are highly uncertain, rapidly changing and cannot be predicted at this time, including:

•	the duration and scope of the COVID-19 pandemic;
•

governmental, business and individual actions that have been, and continue to be, taken in response to the COVID-19 pandemic, including business and travel restrictions, “stay-at-home” and “shelter-in-place” directives, quarantines, and slowdowns, suspensions or delays of commercial activity;

•

the effect of the COVID-19 pandemic on our dealers, distributors, mass retailers and other channel partners and customers, including their ability to remain open, continue to sell and service our products, pay for the products purchased from us and/or collect payment from their customers;

•

our ability during the COVID-19 pandemic to continue operations and/or adjust our production schedules, including by the temporary suspension of production activity mandated or otherwise made necessary by governmental authorities, as a result of current and anticipated weakened demand and/or production delays at certain of our facilities;

•	significant reductions or volatility in demand for one or more of our products or services;
•

the effect of the COVID-19 pandemic on our suppliers and our ability to obtain commodities, components, parts, and accessories on a timely basis through our supply chain and at previously anticipated costs;

•	logistics costs and challenges, including availability of transportation and at previously anticipated costs;
•

costs incurred as a result of necessary actions and preparedness plans to help ensure the health and safety of our employees and continued operations, including remote working accommodations, enhanced cleaning processes, protocols designed to implement appropriate social distancing practices, and/or adoption of additional wage and benefit programs to assist employees;

•	potential future restructuring, impairment and other charges;
•

availability of employees, their ability to conduct work away from normal working locations and/or under revised work environment protocols, as well as the general willingness of employees to come to and perform work;

•	the impact of the COVID-19 pandemic on the financial and credit markets and economic activity generally;
•	our ability to access lending, capital markets, and other sources of liquidity when needed on reasonable terms or at all;
•

our ability to comply with the financial covenants in our debt agreements if a material economic downturn as a result of the COVID-19 pandemic results in substantially increased indebtedness and/or lower EBITDA for us; and

•	the exasperation of negative impacts as a result of the occurrence of a global or national recession, depression or other sustained adverse market event as a result of the COVID-19 pandemic.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current assumptions and expectations of future events, and often can be identified by words such as "expect," "anticipate," "continue," "plan," "project," "could," "will," "would," "possible," "may," "likely," "can," "potential," or the negative thereof or similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual events and results to differ materially from those projected or implied. Particular risks and uncertainties that may affect TTC’s operating results or financial position include: COVID-19 related factors, risks and challenges, including among others, those described in this report; worldwide economic conditions, including slow or negative growth rates in global and domestic economies and weakened consumer confidence; disruption at its manufacturing or distribution facilities; the effect of abnormal weather patterns, including unfavorable weather conditions; risks associated with prior acquisitions; the costs and effects of enactment of, changes in and compliance with laws, regulations and standards; and other risks and uncertainties described in TTC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2020, this Current Report on Form 8-K, and other filings with the Securities and Exchange Commission. TTC makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date of this report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Term Loan Credit Agreement dated as of March 30, 2020, by and among The Toro Company, as Borrower, lenders as parties thereto, Bank of America, N.A., as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (filed herewith).

99.1	Press Release dated March 30, 2020 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: April 1, 2020	By:	/s/ Amy E. Dahl
Amy E. Dahl
Vice President, Human Resources, Distributor Development and General Counsel

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